Exhibit 9(iii) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                            BT INVESTMENT PORTFOLIOS

                                    EXHIBIT D
                                     TO THE
                      ADMINISTRATION AND SERVICES AGREEMENT
                            MADE AS OF APRIL 28, 1993
                                     BETWEEN
               BT INVESTMENT PORTFOLIOS AND BANKERS TRUST COMPANY
                            AS REVISED: JUNE 11, 1997


Asset Management Portfolio II...............................0.10%
Asset Management Portfolio III..............................0.10%
BT PreservationPlus Portfolio...............................0.05%
Equity 500 Equal Weighted Index Portfolio...................0.05%
E.A.F.E.(R) Equity Index Portfolio............................0.10%
European Equity Portfolio...................................0.15%
Global High Yield Securities Portfolio......................0.20%
International Bond Portfolio................................0.15%
Latin American Equity Portfolio.............................0.20%
Liquid Assets Portfolio.....................................0.05%
100% Treasury Portfolio.....................................0.05%
Pacific Basin Equity Portfolio..............................0.25%
Small Cap Portfolio.........................................0.05%
Small Cap Index Portfolio...................................0.05%
U.S. Bond Index Portfolio...................................0.05%

                            BT INVESTMENT PORTFOLIOS

                                    EXHIBIT D
                                     TO THE
                      ADMINISTRATION AND SERVICES AGREEMENT
                            MADE AS OF APRIL 28, 1993
                                     BETWEEN
               BT INVESTMENT PORTFOLIOS AND BANKERS TRUST COMPANY
                           AS REVISED: October 8, 1997


Asset Management Portfolio II...............................0.10%
Asset Management Portfolio III..............................0.10%
BT PreservationPlus Portfolio...............................0.05%
Equity 500 Equal Weighted Index Portfolio...................0.05%
E.A.F.E.(R) Equity Index Portfolio............................0.10%
Global High Yield Securities Portfolio......................0.20%
Latin American Equity Portfolio.............................0.20%
Liquid Assets Portfolio.....................................0.05%
Pacific Basin Equity Portfolio..............................0.25%
Small Cap Portfolio.........................................0.05%
Small Cap Index Portfolio...................................0.05%
U.S. Bond Index Portfolio...................................0.05%
Global Emerging Markets Equity Portfolio....................0.15%
International Small Company Equity Portfolio................0.15%